UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2024

NOTABLE LABS, LTD.

(Exact name of registrant as specified in charter)

Israel	001-36581	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Hatch Drive
Foster City, California	94404
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 851-2410

N/A

(Former name or former address, if changed since last report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.35 each	NTBL	The Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03 Bankruptcy or Receivership.

After considering strategic alternatives, Notable Labs, Ltd. (the “Company” or “Notable”) and its subsidiaries filed a voluntary petition for relief (the “Petitions”) under the provisions of chapter 7 of title 11 of the United States Code, 11 U.S.C. §§ 101, et seq. (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) on October 13, 2024.

The proceedings under the Petitions are styled as “In re Notable Labs, Ltd.,” “In re Notable Labs, Inc.,” “In re Notable Therapeutics, Inc.” and “In re VBL Inc.” As a result of the filing the Petitions, a chapter 7 trustee will be appointed by the Bankruptcy Court to administer the bankruptcy estates of the Company and each of its subsidiaries and to perform the duties set forth in section 704 of the Bankruptcy Code. The assets of the Company and its subsidiaries will be liquidated and all claims paid in accordance with the Bankruptcy Code.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Tuomo Pätsi, Thomas I. H. Dubin, Peter Feinberg, Michele Galen, Thomas Graney and Michael Rice tendered their resignations as members of the Company’s and its subsidiaries’ Boards of Directors, which resignations were effective on October 13, 2024 as of immediately following the filing of the Petitions. The resignations of Tuomo Pätsi, Thomas I. H. Dubin, Peter Feinberg, Michele Galen, Thomas Graney and Michael Rice are not the result of any disagreements with the Company regarding the Company’s operations, policies or practices. Each of the directors resigned due to the Company’s and its subsidiaries’ filing of the Petitions, which effectively eliminates the powers of the Company’s and its subsidiaries’ Boards of Directors. Following the director resignations, the Company has no members serving on its Board of Directors.

The Company also terminated Scott A. McPherson, the Company’s Chief Financial Officer, and Joseph Wagner, the Company’s Chief Scientific Officer, each effective October 8, 2024, and the Company’s Chief Restructuring Officer and Interim Chief Executive Officer, Kaile A. Zagger, was also terminated from such positions and became an advisor to the Company effective as of October 8, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOTABLE LABS, LTD.

Date:	October 13, 2024	By:	/s/ Tuomo Pätsi
		Name:	Tuomo Pätsi
		Title:	Authorized Signatory of Notable Labs, Ltd.

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